Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823
Supplement dated May 1, 2020 to the
Prospectus and Statement of Additional Information	Prospectus and Statement of Additional Information
dated November 29, 2019, regarding the	dated March 2, 2020, regarding the
Domini Impact Equity FundSM
Domini Sustainable Solutions FundSM
SM
Domini Impact International Equity Fund

Domini Impact Bond FundSM

(each a "Fund" and collectively the "Funds")

The Funds have entered into a Master Services Agreement with Ultimus Fund Solutions, LLC of 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, for transfer agent and shareholder servicing. This Supplement updates certain information contained in the above-dated Prospectuses and Statements of Additional Information effective June 22, 2020.

1.All references to "BNY Mellon Asset Servicing" are deleted and replaced with "Ultimus Fund Solutions, LLC".

2.The Funds' mailing address is deleted and replaced with the following:

For overnight deliveries only: Domini Impact Investments

c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

For regular mail:

Domini Impact Investments

c/o Ultimus Fund Solutions, LLC P.O. Box 46707

Cincinnati, OH 45246-0707

3. The following supplements the "Fees and Expenses of the Fund" section of the Prospectus dated November 29, 2019:

Shareholder fees (paid directly from your investment)
Share classes	Investor	Class A	Institutional	Class R
Outgoing bank wire transfer fee (deducted directly from sale proceeds)	$15/transfer	$15/transfer	$15/transfer	$15/transfer
4.	The following supplements the "Fees and Expenses of the Fund" section of the Prospectus dated March 2, 2020:

Shareholder fees (paid directly from your investment)
	Share classes	Investor	Institutional
	Outgoing bank wire transfer fee (deducted directly from sale proceeds)	$15/transfer	$15/transfer
5.	The following supplements the "How to Open an Account" section of each Prospectus for Investor shares:
To open an account by mail. Download or order an application at www.domini.com/Open-Account or call us at
1-800-582-6757 to receive a copy by mail.

For payment directly from your bank via wire you will need to call 1-800-582-6757 to obtain the necessary information to instruct your financial institution to wire your initial investment before directing your bank to send funds by wire as set forth in "Bank Wire or Electronic Funds Transfer".

6.The following supplements the "Bank Wire or Electronic Funds Transfer via ACH" instructions in the Buying, Selling, and Exchanging Investor Shares section of each Prospectus with respect to bank wires:

Call 1-800-582-6757 to obtain the necessary information to instruct your financial institution to wire your initial or subsequent investment before directing your bank to send funds by wire. For initial investments by wire, note that an account application must be completed online or signed and returned by mail to the Funds' transfer agent before payment by wire can be arranged.

If you have any questions concerning this Supplement, please contact Domini at 1-800-582-6757.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.